EXHIBIT 32

CERTIFICATION

(PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Apogee Technology, Inc., a Delaware corporation (the “Company”), does hereby certify, that:

The quarterly report on Form 10QSB for the quarter ended June 30, 2003 (the “Form 10QSB”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2003	/s/	Herbert M. Stein
Herbert M. Stein
Chairman of the Board, President and Chief Executive Officer

Dated: August 14, 2003	/s/	David Spiegel
David Spiegel
Treasurer (principal financial officer and principal accounting officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.